                                                                    EXHIBIT 10.1

                                MULTIFAMILY NOTE

US $5,172,300.00                                                   June 28, 1999


        FOR VALUE RECEIVED, the undersigned ("BORROWER") jointly and severally (if more than one) promises to pay to the order of BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation, the principal sum of Five Million One Hundred Seventy Two Thousand Three Hundred and 00/100ths Dollars (US $5,172,300.00), with interest on the unpaid principal balance at the annual rate of Nine and Fifteen One Hundredths percent (9.15%).

        1. DEFINED TERMS. As used in this Note, (i) the term "LENDER" means the holder of this Note, and (ii) the term "INDEBTEDNESS" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument (as defined in Paragraph 5).

        2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at 150 E. Gay Street, 24th Floor, Columbus, Ohio 43215, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

        3. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

        (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

        (b) Consecutive monthly installments of principal and interest, each in the amount of Forty Three Thousand Nine Hundred Thirty Eight and 27/100ths Dollars (US $43,938.27), shall be payable on the first day of each month beginning on August 1, 1999, until the Maturity Date or the Extended Maturity Date (as defined in Section 20 herein), if applicable, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Subject to Section 20 herein, any remaining principal and interest shall be due and payable on July 1, 2001 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "MATURITY DATE"). The unpaid principal balance shall continue to bear interest after the Maturity Date or the Extended Maturity Date, if applicable, at the Default Rate set forth in this Note until and including the date on which it is paid in full.

        (c) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

        4. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender



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

may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

        5. SECURITY. The Indebtedness is secured, among other things, by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of the date of this Note (the "SECURITY INSTRUMENT"), and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

        6. ACCELERATION. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

        7. LATE CHARGE. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "LOAN"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

        8. DEFAULT RATE. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "DEFAULT RATE") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date or Extended Maturity Date, if applicable, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date or Extended Maturity Date, if applicable, at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

        9.      LIMITS ON PERSONAL LIABILITY.



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        (a)     Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

        (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; (5) the initiation by Borrower or Key Principal of a voluntary bankruptcy or insolvency proceeding;
(6) the failure of Borrower to comply with Sections 18(a), (b), (c), (d), (g),
(h) and (i) of the Security Instrument; and (7) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment and Subordination of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("DEBT SERVICE AMOUNTS") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).

        (c) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

        (d) To the extent that Borrower has personal liability under this Paragraph 9 and to the extent permitted by applicable law, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "MORTGAGED PROPERTY" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.



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

        10.     VOLUNTARY AND INVOLUNTARY PREPAYMENTS.

        (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

                (1) Upon the expiration of the eighteenth (18th) month following the date of this Note (the "LOCKOUT PERIOD"), Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note, on the last Business Day of a calendar month if Borrower has given Lender at least 30 days prior notice of its intention to make such prepayment. Such prepayment shall be made by paying (A) the amount of principal being prepaid,
(B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A. For all purposes, including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. If Borrower exercises its right to voluntarily prepay all (but not less than all) of the principal balance of this Note, contemporaneously with such prepayment, Borrower must also voluntarily prepay in accordance with its terms, any other multi-family note of even date herewith, from Borrower to Lender, except for that certain Note and Agreement of even date herewith, from Borrower to Lender.

                (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

                (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium (if applicable). The amount of any such partial prepayment shall be computed so as to provide to Lender a prepayment premium, if any, computed pursuant to Schedule A without Borrower having to pay out-of-pocket any additional amounts.

        (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made no more than 90 days before the Extended Maturity Date, if applicable, (B) any prepayment made following the Lockout Period and before the Maturity Date if Lender has not exercised the Extension Option (as defined in Section 20(a)), (C) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (D) any prepayment made as a result of Borrower's rebalancing obligations set forth in Exhibit B3 of the Security Instrument.

        (c)     Schedule A is hereby incorporated by reference into this Note.

        (d) Any required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

        (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note during the period when a prepayment premium is applicable, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is



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

extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

        (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

        11. COSTS AND EXPENSES. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post- judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

        12. FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

        13. WAIVERS. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of this Note and all other third party obligors.

         14. LOAN CHARGES. (a) If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

                (b) Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law.

        15. COMMERCIAL PURPOSE. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

        16. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

        17. GOVERNING LAW. This Note shall be governed by the law of the jurisdiction in which the Land is located.

        18. CAPTIONS. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

        19. NOTICES. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

        20.     OPTION TO EXTEND MATURITY DATE.

        (a) Lender shall have the option to extend the Maturity Date (the "EXTENSION OPTION") by a period of ten (10) additional years from the date of exercise of the Extension Option (the "EXTENDED MATURITY DATE"). The Extension Option shall be exercisable by Lender in its sole and absolute discretion at any time prior to the last ninety (90) days of the original term of the Note, upon prior written notice from Lender to Borrower. During the last ninety (90) days of the original term of the Note, Lender shall have the right to exercise the Extension Option only with consent of the Borrower. Nothing contained herein or within any of the other Loan Documents shall constitute or be deemed an obligation of Lender to exercise the Extension Option.

        (b) If and to the extent Lender exercises the Extension Option, Borrower shall have the right to voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note together with all Other Indebtedness pursuant to the terms of Section 10 herein.

        21. CONSENT TO JURISDICTION AND VENUE. Borrower and Key Principal each agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "PROPERTY JURISDICTION"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower and Key Principal each irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

        22.     WAIVER OF TRIAL BY JURY. BORROWER, KEY PRINCIPAL AND LENDER EACH
(A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER, KEY PRINCIPAL AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.



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

     ATTACHED SCHEDULES. THE FOLLOWING SCHEDULES ARE ATTACHED TO THIS NOTE:

        [X]     SCHEDULE A PREPAYMENT PREMIUM (REQUIRED)

        [X]     SCHEDULE B MODIFICATIONS TO MULTIFAMILY NOTE

        IN WITNESS WHEREOF, Borrower has signed and delivered this Note or has caused this Note to be signed and delivered by its duly authorized representative.


                                        BORROWER

                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Abdo H. Khoury
                                           Manager


                                        Borrower's Employer ID Number:
                                        33-0842525



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

                                   SCHEDULE A

                               PREPAYMENT PREMIUM

        Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

        The prepayment premium shall be the greater of:

                (i)     1% of the unpaid principal balance of this Note; or

                (ii)    The product obtained by multiplying:

                        (A)     the amount of principal being prepaid,

                        by

                        (B) the positive difference, if any, obtained by subtracting from the interest rate on this Note the yield rate (the "YIELD RATE") on the 5.5% U.S. Treasury Security due May, 2009 (the "SPECIFIED U.S. TREASURY SECURITY"), as the Yield Rate is reported in The Wall Street Journal on the fifth Business Day preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the Loan,(1)

                        by

                        (C) the present value factor calculated using the following formula:

                                        1 - (1 + r)-n
                                        -------------
                                              r
                                        [r =     Yield Rate

                                        n = the number of 365-day years (or
                                            366-day years, if applicable), and
                                            any fraction thereof, remaining
                                            between the Prepayment Date and the
                                            date which is six (6) months prior
                                            to the Maturity Date or Extended
                                            Maturity Date, as applicable]

                                            In the event that no Yield Rate is
                                            published for the Specified U.S.
                                            Treasury Security, then the nearest
                                            equivalent U.S. Treasury Security
                                            shall be selected at Lender's
                                            discretion. If the publication of
                                            such Yield Rates in The Wall Street
                                            Journal is

----------

(1) If Lender exercises the Extension Option (as defined in Section 20(a)), the Specified U.S. Treasury Security shall be changed as of the date of exercise of the Extension Option, and shall thereafter be the U.S. Treasury Security due in the month which is six (6) months prior to the Extended Maturity Date.

                                            discontinued, Lender shall determine
                                            such Yield Rates from another source
                                            selected by Lender.

                                            For purposes of subparagraph
                                            (ii)(C), the "PREPAYMENT DATE"
                                            shall be (x) in the case of a
                                            voluntary prepayment, the date on
                                            which the prepayment is made, and
                                            (y) in any other case, the date on
                                            which Lender accelerates the unpaid
                                            principal balance of this Note.

                                            ------------------------------------
                                                       INITIAL(S)

                                   SCHEDULE B

                        MODIFICATIONS TO MULTIFAMILY NOTE

                           MULTIFAMILY DEED OF TRUST,
                               ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT
                                    (ARIZONA)

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
1.       DEFINITIONS.......................................................1
2.       UNIFORM COMMERCIAL CODE SECURITY AGREEMENT........................6
3.       ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER;
         LENDER IN POSSESSION..............................................7
4.       ASSIGNMENT OF LEASES; LEASES AFFECTING THE
         MORTGAGED PROPERTY................................................9
5.       PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN
         DOCUMENTS; PREPAYMENT PREMIUM....................................11
6.       EXCULPATION......................................................11
7.       DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES..................11
8.       COLLATERAL AGREEMENTS............................................12
9.       APPLICATION OF PAYMENTS..........................................12
10.      COMPLIANCE WITH LAWS.............................................13
11.      USE OF PROPERTY..................................................13
12.      PROTECTION OF LENDER'S SECURITY..................................13
13.      INSPECTION.......................................................14
14.      BOOKS AND RECORDS; FINANCIAL REPORTING...........................14
15.      TAXES; OPERATING EXPENSES........................................16
16.      LIENS; ENCUMBRANCES..............................................16
17.      PRESERVATION, MANAGEMENT AND MAINTENANCE OF
         MORTGAGED PROPERTY...............................................17
18.      ENVIRONMENTAL HAZARDS............................................17
19.      PROPERTY AND LIABILITY INSURANCE.................................23
20.      CONDEMNATION.....................................................25
21.      TRANSFERS OF THE MORTGAGED PROPERTY OR
         INTERESTS IN BORROWER............................................25
22.      EVENTS OF DEFAULT................................................29
23.      REMEDIES CUMULATIVE..............................................30
24.      FORBEARANCE......................................................30
25.      LOAN CHARGES.....................................................31
26.      WAIVER OF STATUTE OF LIMITATIONS.................................31
27.      WAIVER OF MARSHALLING............................................31
28.      FURTHER ASSURANCES...............................................31
29.      ESTOPPEL CERTIFICATE.............................................31
30.      GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.................32
31.      NOTICE...........................................................32
32.      SALE OF NOTE; CHANGE IN SERVICER.................................33
33.      SINGLE ASSET BORROWER............................................33
34.      SUCCESSORS AND ASSIGNS BOUND.....................................33
35.      JOINT AND SEVERAL LIABILITY......................................33
36.      RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY..............33
37.      SEVERABILITY; AMENDMENTS.........................................33
38.      CONSTRUCTION.....................................................33

                                                                         PAGE
                                                                         ----
39.      LOAN SERVICING...................................................34
40.      DISCLOSURE OF INFORMATION........................................34
41.      NO CHANGE IN FACTS OR CIRCUMSTANCES..............................34
42.      SUBROGATION......................................................34
43.      ACCELERATION; REMEDIES...........................................34
44.      RELEASE..........................................................35
45.      SUBSTITUTE TRUSTEE...............................................35
46.      TIME OF ESSENCE..................................................35
47.      WAIVERS BY SURETY................................................35
48.      WAIVER OF TRIAL BY JURY..........................................35

                           MULTIFAMILY DEED OF TRUST,
                               ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

        THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "INSTRUMENT") is dated as of the _____ day of June, 1999, by RETIREMENT INNS III, LLC, a limited liability company, organized and existing under the laws of the State of Delaware, whose address is 245 Fischer Avenue, D-1, Costa Mesa, California 92626, as trustor ("BORROWER"), to FIDELITY NATIONAL TITLE INSURANCE COMPANY, whose address is 2390 East Camelback Road, Suite 140, Phoenix, Arizona 85016, as trustee ("TRUSTEE"), for the benefit of BANC ONE CAPITAL FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Ohio, whose address is 150 E. Gay Street, 24th Floor, Columbus, Ohio 43215, as beneficiary ("LENDER").

        Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in Maricopa County, State of Arizona and described in Exhibit A attached to this Instrument.

        TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Multifamily Note payable to Lender, dated as of the date of this Instrument, in the principal amount of $5,172,300.00, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

        Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

COVENANTS. Borrower and Lender covenant and agree as follows:

        1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

        (a) "BORROWER" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

        (b) "COLLATERAL AGREEMENT" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

        (c) "ENVIRONMENTAL PERMIT" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

        (d)     "EVENT OF DEFAULT" means the occurrence of any event listed in
Section 22.

        (e) "FIXTURES" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

        (f) "GOVERNMENTAL AUTHORITY" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

        (g) "HAZARDOUS MATERIALS" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

        (h) "HAZARDOUS MATERIALS LAWS" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C.

Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., and their state analogs.

        (i)     "IMPOSITIONS" and "IMPOSITION DEPOSITS" are defined in Section
7(a).

        (j) "IMPROVEMENTS" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

        (k) "INDEBTEDNESS" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

        (l)     [Intentionally omitted.]

        (m) "KEY PRINCIPAL" means the natural person(s) or entity identified as such at the foot of this Instrument, and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.

        (n)     "LAND" means the land described in Exhibit A.

        (o) "LEASES" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

        (p) "LENDER" means the entity identified as "Lender" in the first paragraph of this Instrument and its successors and assigns, or any subsequent holder of the Note.

        (q) "LOAN DOCUMENTS" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, Key Principal, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

        (r) "LOAN SERVICER" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

        (s) "MORTGAGED PROPERTY" means all of Borrower's present and future right, title and interest in and to all of the following:

                (1)     the Land;

                (2)     the Improvements;

                (3)     the Fixtures;

                (4)     the Personalty;

                (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

                (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

                (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

                (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

                (9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

                (10)    all Rents and Leases;

                (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

                (12)    all Imposition Deposits;

                (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

                (14) all tenant security deposits which have not been forfeited by any tenant under any Lease; and

                (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

        (t) "NOTE" means the Multifamily Note described on page 1 of this Instrument, including the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non- Recourse Liability (if any), and all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

        (u)     "O&M PROGRAM" is defined in Section 18(a).

        (v) "PERSONALTY" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

        (w)     "PROPERTY JURISDICTION" is defined in Section 30(a).

        (x) "RENTS" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

        (y) "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

        (z) "TRANSFER" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

        2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower shall execute and deliver to Lender, upon Lender's request, financing statements, continuation statements and amendments, in such form as Lender may require to perfect or continue the perfection of this security interest. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

        3.      ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN
POSSESSION.

        (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

        (b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

        (c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

        (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

        (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

        (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

        (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

        4.      ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

        (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

        (b) Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

        (c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this
Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

        (d) Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

        (e) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase. If customary in the applicable market, residential Leases with terms of less than six months may be permitted with Lender's prior written consent.

        (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases executed after the date hereof, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

        (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

        5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

        6. EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

        7.      DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

        (a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits". The obligations of Borrower for which the Imposition

Deposits are required are collectively referred to in this Instrument as "IMPOSITIONS". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

        (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

        (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

        (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

        (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

        8. COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

        9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.

        10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section
10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

        11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

        12.     PROTECTION OF LENDER'S SECURITY.

        (a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

        (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

        (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

        13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

        14.     BOOKS AND RECORDS; FINANCIAL REPORTING.

        (a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

        (b)     Borrower shall furnish to Lender all of the following:

                (1) within 20 days after the end of each calendar month, a statement of income and expenses for Borrower's operation of the Mortgaged Property for the immediately preceding month and calendar year to date and, within 45 days after the end of each calendar quarter and at any other time upon Lender's request, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of the immediately preceding quarter and year to date;

                (2) within 20 days after the end of each calendar month, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

                (3) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, annual financial statements in form and content satisfactory to Lender, and an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

                (4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;

                (5) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender; and

                (6) within 45 days after the end of each calendar quarter, a consolidating balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for the immediately preceding quarter; and

        (c)     Each of the statements, schedules and reports required by
Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any annual statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

        (d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

        (e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand copies of all books and records relating to the Mortgaged Property or its operation.

        (f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

        (g) If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property, Lender may require Borrower to furnish such a statement within 45 days after the end of each fiscal quarter of Borrower following such Event of Default.

        15.    TAXES; OPERATING EXPENSES.

        (a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

        (b) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

        (c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

        (d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

        (e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

        16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on any ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default.

        17.    PRESERVATION, MANAGEMENT AND MAINTENANCE OF
MORTGAGED PROPERTY.

        (a) Borrower (1) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (2) shall not abandon the Mortgaged Property, (3) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (4) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (5) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (6) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

        (b) If, in connection with the making of the loan evidenced by the Note or at any later date, Lender waives in writing the requirement of Section 17(a)(5) above that Borrower enter into a written contract for management of the Mortgaged Property and if, after the date of this Instrument, Borrower intends to change the management of the Mortgaged Property, Lender shall have the right to approve such new property manager and the written contract for the management of the Mortgaged Property and require that Borrower and such new property manager enter into an Assignment of Management Agreement on a form approved by Lender. If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require. "Affiliate of Borrower" means any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls Borrower (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

        18.     ENVIRONMENTAL HAZARDS.

        (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M Program") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

                (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

                (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

                (3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

                (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "Prohibited Activities or Conditions".

        (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation, maintenance, repair or replacement of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

        (c) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

        (d) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

        (e) Borrower represents and warrants to Lender that, except as previously disclosed by, or on behalf of, Borrower to Lender in writing:

                (1) Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

                (2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

                (3) except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

                (4) to the best of Borrower's knowledge after reasonable and diligent inquiry, Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

                (5) to the best of Borrower's knowledge after reasonable and diligent inquiry, no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

                (6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

                (7) Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

Subject to subsection (f) below, the representations and warranties in this
Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

        (f) Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

                (1) Borrower's discovery of any Prohibited Activity or Condition;

                (2) Borrower's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

                (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

        (g) Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

        (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

        (i) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

        (j)     Borrower shall indemnify, hold harmless and defend (i) Lender,
(ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

                (1) any breach of any representation or warranty of Borrower in this Section 18;

                (2) any failure by Borrower to perform any of its obligations under this Section 18;

                (3) the existence or alleged existence of any Prohibited Activity or Condition;

                (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

                (5) the actual or alleged violation of any Hazardous Materials Law.

        (k) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

        (l) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those

Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

        (m) Lender agrees that the indemnity under this Section 18 shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any member of Borrower.

        (n) Borrower shall, at its own cost and expense, do all of the following:

                (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

                (2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

                (3) reimburse Indemnitees for any and all expenses, including fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

        (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out-of-pocket expenses of such attorneys and consultants.

        (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

        19.     PROPERTY AND LIABILITY INSURANCE.

        (a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Fannie Mae (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

        (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

        (c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

        (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

        (e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

        (f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option,
(1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or
(2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

        (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met:
(1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing or Borrower otherwise deposits sufficient funds with Lender to complete Restoration; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty; and (5) upon Lender's request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Section 19.

        (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

        20.     CONDEMNATION.

        (a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to
(i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

        (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

        21.     TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

        (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

                (1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

                (2)     a Transfer of a Controlling Interest in Borrower;

                (3) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

                (4) a Transfer of all or any part of Key Principal's ownership interests (other than a Transfer of limited partnership interests occurring at any time following twenty-four (24) months from the date hereof) in Borrower, or in any other entity which owns, directly or indirectly through one or more intermediate entities, an ownership interest in Borrower;

                (5) a Transfer of a Controlling Interest in Key Principal, if Key Principal becomes an entity other than a Publicly-Held corporation;

                (6) if Borrower or Key Principal is a trust, the termination or revocation of such trust; and

                (7) a conversion of Borrower from one type of legal entity into another type of legal entity, whether or not there is a Transfer.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

        (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

                (1)     a Transfer to which Lender has consented;

                (2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

                (3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

                (4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

                (5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

                (6) the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

        (c) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

                (1) the submission to Lender of all information required by Lender to make the determination required by this
                        Section 21(c);

                (2)     the absence of any Event of Default;

                (3) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

                (4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

                (5) in the case of a Transfer of all or any part of the Mortgaged Property, or direct or indirect ownership interests in Borrower or Key Principal (if an entity), if transferor or any other person has obligations under any Loan Document, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement (including, if applicable, an Acknowledgment and Agreement of Key Principal to Personal

                        Liability for Exceptions to Non-Recourse Liability) that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

                (6) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

                (7)     Lender's receipt of all of the following:

                        (A) a non-refundable review fee in the amount of $3,000 and a transfer fee equal to 1 percent of the outstanding Indebtedness immediately prior to the Transfer.

                        (B) In addition, Borrower shall be required to reimburse Lender for all of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request, to the extent such expenses exceed $3,000.

        (d) For purposes of this Section, the following terms shall have the meanings set forth below:

                (1) "INITIAL OWNERS" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own the aggregate 100% of the ownership interests in Borrower or that entity.

                (2) A Transfer of a "CONTROLLING INTEREST" shall mean, with respect to any entity, the following:

                        (i) if such entity is a general partnership or a joint venture, a Transfer of any general partnership interest or joint venture interest which would cause the Initial Owners to own less than 51% of all general partnership or joint venture interests in such entity;

                        (ii) if such entity is a limited partnership, a Transfer of any general partnership interest;

                        (iii) if such entity is a limited liability company or a limited liability partnership, a Transfer of any membership or other ownership interest which would cause the Initial Owners to own less than 51% of all membership or other ownership interests in such entity;

                        (iv) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than 51% of voting stock in such corporation;

                        (v) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than a sufficient number of shares of voting stock having the power to elect the majority of directors of such corporation; and

                        (vi) if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender.

                (3) "PUBLICLY-HELD CORPORATION" shall mean a corporation the outstanding voting stock of which is registered under
                        Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.

        22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

        (a) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

        (b) any failure by Borrower to maintain the insurance coverage required by Section 19;

        (c)     any failure by Borrower to comply with the provisions of Section
33;

        (d) fraud or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, general partners or managers, Key Principal, or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

        (e)     any Event of Default under Section 21;

        (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

        (g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

        (h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues for a period of 30 days or such shorter time period if provided under such Loan Document, after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under the applicable Loan Document, result in harm to Lender, impairment of the Note, such Loan Document or any other security given under any other Loan Document; and

        (i) a default under any mortgage, instruments, agreement or document by which Borrower or any of its properties is bound: (i) which involves any Loan Document, (ii) which involves the Mortgage Property and is not adequately covered by insurance, (iii) which might materially and adversely affect the ability of Borrower to perform its obligations under any of the Loan Documents or any other material instrument, agreement or document to which it is a party, or (iv) which might adversely affect the first priority of the liens and security interests created by this Agreement or any of the Loan Documents.

        (j) the occurrence of any event (including, without limitation, a change in the financial condition, business, or operations of Borrower or Key Principal for any reason whatsoever) that materially and adversely affects the ability of Borrower to perform any of its obligations under the Loan Documents.

        23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

        24.     FORBEARANCE.

        (a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

        (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

        25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

        26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

        27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

        28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

        29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

        30.     GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

        (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

        (b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

        31.     NOTICE.

        (a) All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

        (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

        (c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this
Section 31.

        32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

        33. SINGLE ASSET BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

        34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.

        35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

        36.     RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

        (a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

        (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "SERVICING ARRANGEMENT") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

        37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

        38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

        39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

        40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

        41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

        42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "PRIOR LIEN"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

        43. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by Arizona law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

        If Lender invokes the power of sale, Lender shall give written notice to Trustee of the occurrence of an Event of Default and of Lender's election to cause the Mortgaged Property to be sold. Trustee shall record a notice of sale in each county in which the Mortgaged Property or some part of the Mortgaged Property is located and shall mail copies of the notices in the manner required by Arizona law to Borrower and to all other persons entitled to receive such notice under Arizona law. Trustee shall give public notice of the sale and shall sell the Mortgaged Property according to Arizona law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale.

        Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold without any expressed or implied covenant or warranty. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including Trustee's fees and attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess, or to the clerk of the superior court of the county in which the sale took place.

        44. RELEASE. Upon payment of the Indebtedness, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

        45. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee. Without conveyance of the Mortgaged Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee in this Instrument and by applicable law.

        46. TIME OF ESSENCE. Time is of the essence of each covenant of this Instrument.

        47. WAIVERS BY SURETY. Any party who has signed this Instrument as a surety or accommodation party, or who has subjected his property to this Instrument to secure the indebtedness of another, expressly waives the benefits of the provision of Arizona Revised Statutes Section 12-1641 and 12-1642.

        48. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO

ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

   ATTACHED EXHIBITS. The following Exhibits are attached to this Instrument:

        [X]     Exhibit A              Description of the Land (required).

        [X]     Exhibits B1, B2 and B3 Modifications to Instrument

        [X]     Exhibit C              Description of all Mortgaged Property

        IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                                        BORROWER:

                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Abdo H. Khoury
                                           Manager

                                  KEY PRINCIPAL

Key Principal

NAME:           ARV ASSISTED LIVING, INC.

ADDRESS:        245 Fischer Avenue, D-1

                Costa Mesa, California 92626

STATE OF CALIFORNIA, ________________ County ss:

        The foregoing instrument was acknowledged before me this _________________, 1999 by Abdo H. Khoury, Manager of Retirement Inns III, LLC, a Delaware limited liability company on behalf of the limited liability company.

My Commission Expires:


                                        ----------------------------------------
                                        Notary Public



This instrument was prepared by Patrick L. Gilmore, Esq.

                                    EXHIBIT A

                            [DESCRIPTION OF THE LAND]

                                    EXHIBIT B

                           MODIFICATIONS TO INSTRUMENT

        The following modifications are made to the text of the Instrument that precedes this Exhibit:

                          AGREEMENT TO AMEND OR COMPLY

        THIS AGREEMENT TO AMEND OR COMPLY ("Agreement") is made as of the _________ day of June, 1999 by and between RETIREMENT INNS III, LLC, a Delaware limited liability company ("Borrower") and BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation ("Lender").

                                    RECITALS:

        A. Borrower has borrowed the sum of $5,172,300.00 (the "Loan") from Lender, evidenced by Borrower's Multifamily Note of even date herewith (including any addenda, the "Note") and secured by that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement of even date herewith (including any Riders, the "Security Instrument") executed by Borrower creating a first lien on and encumbering the improved real property known as Chandler Villa and located in Chandler, Maricopa County, Arizona, and more particularly described in the Security Instrument.

        B. The Note, the Security Instrument and the other documents, certificates, instruments and agreements executed by Borrower in connection with or to otherwise evidence or secure the Loan are hereinafter collectively referred to as the "Loan Documents".

        C. Pursuant to the terms of a commitment letter dated June 18, 1999, Lender notified Borrower that it intends to attempt to sell the Loan in whole or in part (the "Loan Sale") in Lender's sole and absolute discretion to Freddie Mac, Fannie Mae or other institutional investors or lenders (the "Investor") in the secondary mortgage market, and Borrower agreed that it would assist and fully cooperate with Lender's efforts to sell the Loan.

        NOW THEREFORE, in consideration of and as an inducement to Lender to make the Loan, Borrower, intending to be legally bound, hereby covenants and agrees as follows:

        1. Further Documentation. In the event any further documentation or information is required to correct patent mistakes in the Loan Documents, materials relating to mortgagee's land title insurance or the funding of the Loan, Borrower shall provide, or cause to be provided to Lender and/or Investor, at Borrower's cost and expense, such documentation or information. Borrower shall execute and deliver to Lender and/or Investor such documentation, including but not limited to any amendments, corrections, deletions or additions to the Note, the Security Instrument and the other Loan Documents as is required by Lender or Investor; provided, however, that Borrower shall not be required to do anything that has the effect of (a) changing the essential economic terms of the Loan as set forth in the Commitment Letter, or (b) imposing greater personal liability or materially greater obligations (other than reporting obligations) under the Loan Documents than that set forth in the Commitment Letter.

        2. Compliance with Investor Requirements. If Lender exercises the Extension Option (as defined in the Note), then Borrower shall at its expense do anything necessary to comply with the reasonable requirements of Investor, in order to enable Lender to consummate the Loan Sale; provided, however, that Borrower shall not be required to do anything that has the effect of (a) changing the essential economic terms of the Loan except as set forth in the Commitment Letter, or (b) imposing on Borrower greater personal liability under the Loan Documents than that set forth in the Commitment Letter. Without limiting the generality of Borrower's obligations under this Section 2, Borrower agrees that if necessary to comply with the requirements of Investor, or to permit the Loan to be sold in the secondary mortgage market in a commercial mortgage securitization transaction rated Standard & Poor's or other national rating agencies, Borrower will, among other things, (i) restructure itself, to the extent necessary, into one or more special purpose bankruptcy-remote entities; (ii) amend its organizational documents; (iii) impose or cause to be imposed restrictions on encumbrance or transfer of any ownership interests in Borrower; (iv) cause its insurance relating to the real property described in the Security Instrument to comply with minimum insurance requirements established by such national rating agencies; (v) cause the general partner of its sole member to have at least one independent director; (vi) consent to the consolidation of the Loan and all other indebtedness of Borrower to Lender into one loan; and (vii) take such action as may be necessary to obtain an opinion of counsel to the effect that if an affiliate of Borrower became insolvent, the assets and liabilities of the Borrower would not be "substantively consolidated" with those of the affiliate (a "Non-Consolidation Opinion").

        3. Event of Default. In the event Borrower is requested in writing by Lender to: (a) furnish any documentation or information; (b) execute and deliver any documentation; (c) correct or amend any documents previously executed; or (d) perform any acts, as provided herein, and Borrower fails to do so within fifteen (15) days following receipt of Lender's written request, such that Investor refuses to purchase all or any portion of the Loan, or if previously purchased, Investor requires that Lender repurchase the Loan, then such failure by Borrower shall be, at the sole option of Lender, an event of default under the Note, the Security Instrument and the other Loan Documents and Lender shall have the right, in its sole and absolute option, to demand payment in full of the Note, and pursue such remedies as are available to Lender under the Security Instrument and the other Loan Documents.

        4. Residual Participation. Lender hereby agrees with Borrower that in the event Lender consummates Loan Sale, and as a result of the Loan Sale, Lender receives any premium the proceeds thereof are in excess of the original loan amount plus the costs associated with Loan Sale, or if any applicable pass-through interest rate payable to Investor is less than the applicable interest rate under the Note (collectively, the "RESIDUAL SAVINGS"), then the Residual Savings shall be applied as follows: (i) first to pay all costs of Lender associated with the Loan Sale, including compensation to Lender and its affiliates, and any costs to be incurred by Lender as a result of any subordinated participation, risk sharing positions, or Lender guarantees, as determined by Lender in its sole and absolute discretion; (ii) once the costs of Lender described in clause (i) are paid in full, any remaining Residual Savings shall be applied to pay all costs of Borrower incurred in complying with its obligations under Section 2, except for costs associated with any Non-Consolidation Opinion to be provided by Borrower and any restructuring of Borrower or its affiliates necessary in order to obtain such Non-Consolidation Opinion; and (iii) any Residual Savings remaining after payment of Lender's costs described in clause (i) and Borrower's costs described in clause (ii) shall be applied one-half (1/2) to Lender and one-half (1/2) to Borrower. Lender will so apply the Residual Savings and remit to Borrower any portions thereof which Borrower is to receive in accordance with the immediately preceding sentence, promptly upon receipt of the Residual Savings by Lender.

        5. Survival. This agreement shall survive closing of the Loan and funding by Investor to Lender of Investor's purchase of all or any portion of the Loan.

        6. Notices. All notices given under this Agreement shall be in writing to the other party at the address and in the manner set forth in the Security Instrument.

        7. Governing Law: Recourse. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Mortgaged Property (as such term is defined in the Security Instrument) is located and applicable federal law, and shall be binding on Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Note. Borrower's liability hereunder shall be limited to the same extent provided in the Note and the Security Instrument.

        IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day and year first written above.


                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Name: Abdo H. Khoury
                                           Title: Manager

                             CERTIFICATE OF BORROWER

        In addition to all other representations, warranties and covenants made by RETIREMENT INNS III, LLC, a Delaware limited liability company, ("Borrower") in connection with a mortgage loan by BANC ONE CAPITAL FUNDING CORPORATION ("Lender") in the original principal amount of Five Million One Hundred Seventy Two Thousand Three Hundred and 00/100ths Dollars ($5,172,300.00) (the "Loan"), Borrower does hereby represent, warrant and covenant to Lender, its successors, transferees and assigns, as of the _____ day of June, 1999, as follows:

        1. Review of Documents. Borrower has reviewed (a) the Multifamily Note (together with any addenda or schedules, the "Note"), dated the date hereof, made by Borrower and evidencing the Loan, the Multifamily Deed of Trust, Assignment of Rents and Security Agreement (together with any riders or exhibits, the "Security Instrument"), dated the date hereof, granting to Lender a first lien on an assisted living facility known as Chandler Villa and located in Chandler, Maricopa County, Arizona (the "Property") and all other documents executed by Borrower, Key Principal or guarantor, if any, in connection with the Loan (the Note, the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability (if any), the Security Instrument, and other documents, including this Certificate, executed in connection with the Loan are collectively referred to as the "Loan Documents"); and (b) the commitment letter dated June 18, 1999, from Lender to Borrower (as accepted on June 22, 1999, and as it may have thereafter been modified, amended or extended, the "Commitment Letter").

        2. Purpose of Certificate. This Certificate is delivered to Lender in order to induce Lender to make the Loan.

        3. No Default. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

        4. Items Due and Payable. No defaults exist under the Loan, and all of the following items regarding the Property which have become due and payable have been paid: taxes; government assessments; insurance premiums; water, sewer and municipal charges; leasehold payments; ground rents; and any other charges affecting the Property.

        5. Compliance with Applicable Laws and Regulations. To the best of Borrower's knowledge after reasonable and diligent inquiry: (i) all improvements to the Property and the use of the Property comply with all applicable statutes, rules and regulations, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, environmental protection, zoning and land use; (ii) improvements on the Property comply with applicable health, fire, and building codes; (iii) there is no evidence of any illegal activities relating to controlled substances on the Property; and (iv) all required permits, licenses and certificates for the lawful use and operation of the Property, including, but limited to, certificates of occupancy, apartment licenses, or the equivalent, have been obtained and are current and in full force and effect.

        6. Condition of Property. The Property has not been damaged by fire, water, wind or other cause of loss or any previous damage to the Property has been fully restored.

        7. Insurance Policies. Borrower has furnished to Lender all insurance policies and certificates required pursuant to the Loan Documents.

        8. No Insolvency or Judgment. Except as disclosed on Schedule A, neither Borrower, nor any general partner of Borrower, nor any Key Principal is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Property is located or in any court located in the United States.

        9. No Condemnation. No part of the Property has been taken in condemnation or other like proceeding, nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Property.

        10. No Subordinate Financing. Except as otherwise expressly approved by Lender in writing, no part of the Property is, or will become, subject to a second mortgage, deed of trust or other type of subordinate lien.

        11. No Labor or Materialmen Claims. All parties furnishing labor and materials have been paid in full and, except for any work in progress for which payment is not yet due or for such liens or claims insured against by the policy of title insurance to be issued in connection with the Loan, there are no mechanics', laborers' or materialmen's liens or claims outstanding for work, labor or materials affecting the Property, whether prior to, equal with or subordinate to the lien of the Security Instrument.

        12.     No Other Interests. No person, party, firm or corporation has
(a) any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of existing leases by and between tenant and Borrower, the material terms of all such leases having been previously disclosed to Lender, or (b) an option to purchase the Property or an interest therein.

        13. Single Asset Status. Except as otherwise expressly approved by Lender in writing, Borrower does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

        14. Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes. To the best of Borrower's knowledge, there are not presently pending any special assessments against the Property or any part thereof.

        15. Property Characteristics. The Property contains not less than 359,720 square feet of land. There are not less than 113 parking spaces located on the Property. No part of the Property is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Property.

        16. Financial Condition. No material adverse change in the financial condition of Borrower, any general partner of Borrower (if Borrower is a partnership) or its controlling shareholder (if Borrower is a corporation), or any Key Principal has occurred between the respective dates of the financial statements which were furnished to Lender relating to such entities or persons and the date hereof.

        17. Financial Statements. The financial statements of Borrower and any Key Principal furnished to Lender pursuant to the Commitment Letter, reflect in each case a positive net worth as of the date thereof.

        18. Insolvency. Borrower is not presently insolvent, and the proposed Loan will not render Borrower insolvent. As used in this Certificate, the term "insolvent" means that the sum total of all of an entity's liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity's non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

        19. Working Capital. After the Loan is made, Borrower will have sufficient working capital, including cash flow from the Property or other assets, not only to adequately maintain the Property, but also to pay all of Borrower's outstanding debts as they come due.

        20. No Material Change. There has been no material change in the occupancy of the Property or the business, financial condition or results of operations of Borrower or the Property, from the date of the Commitment Letter.

        21. Representations and Warranties True. Each and every representation and warranty is true and correct as of the date hereof. In the event that any representation or warranty contained herein becomes untrue, in whole or in part, after the date hereof, Borrower will so advise Lender in writing immediately.

        22. Ratification. Borrower covenants that it shall, promptly upon the request of Lender, ratify and affirm the accuracy of this Certificate of Borrower and any factual changes relating to the content herein, in writing, as of such date or dates as Lender shall specify.

        23. Survival. The representations, warranties and covenants set forth in this Certificate of Borrower, and in the Commitment Letter, shall survive the closing of the Loan.

        24. Capitalized Terms. Any capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings set forth in the Security Instrument.

        IN WITNESS WHEREOF, Borrower has executed this Certificate of Borrower as of the day and year first above written.


                                        BORROWER:

                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Name:  Abdo H. Khoury
                                           Title: Manager

                   REPLACEMENT RESERVE AND SECURITY AGREEMENT

        This REPLACEMENT RESERVE AND SECURITY AGREEMENT (this "Agreement") is made this _______ day of June, 1999, by RETIREMENT INNS III, LLC, a Delaware limited liability company ("Borrower"), and BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation, its successors, transferees and assigns ("Lender").

                                    RECITALS:

A. This Agreement is being executed in connection with Lender's making a mortgage loan to Borrower in the original principal amount of $5,172,300.00 (the "Loan"). The proceeds of the Loan will be used to finance a 164 unit multifamily project known as CHANDLER VILLA, and located in Chandler, Maricopa County, Arizona (the "Property").

B. The Loan is evidenced by a Multifamily Note (including any addenda, the "Note"), and is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement (including any riders, the "Security Instrument") granting a lien on the Property. The Note, Security Instrument, this Agreement and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents."

C. Lender requires as a condition to the making of the Loan that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Loan Documents.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Agreement, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

        1.      DEPOSITS TO THE REPLACEMENT RESERVE

                (a) Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $15,000.00 (the "Initial Deposit").

                (b) Subject to the provisions of Sections 2, 10 and 16 of this Agreement, on each date that a regularly scheduled payment of principal or interest is due under the Note, Borrower shall deposit with Lender the applicable Monthly Deposit (as defined in Section 1(c) of this Agreement).

                (c) The "Monthly Deposit" required to be made each month during the term of the Loan is set forth below:

Amount of Monthly Deposit           Period
-------------------------           ------
$3,758.33                           August 1, 1999        through July 1, 2011

                (d) Lender shall deposit any Initial Deposit and each Monthly Deposit, as received, in an interest-bearing account (the "Replacement Reserve") which meets the standards for custodial accounts as required by Lender from time to time. (The Initial Deposit, if any, the Monthly Deposits and all other funds in the Replacement Reserve are referred to collectively as the "Replacement Reserve".) Lender or a designated representative of Lender shall have the sole right to make withdrawals from such account. All interest earned on funds in the Replacement Reserve shall be added to and become part of the Replacement Reserve. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve or for obtaining any specific level or percentage of earnings on such investment. If applicable law requires and provided that no default or Event of Default exists under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement Reserve.

        2.      [INTENTIONALLY DELETED]

        3.      REPLACEMENT RESERVE IS ADDITIONAL SECURITY.

                (a) Borrower assigns to Lender the Replacement Reserve as additional security for all of the Borrower's obligations under the Loan Documents; provided, however, Lender shall make disbursements from the Replacement Reserve in accordance with the terms of this Agreement.

                (b) Except as otherwise provided in Sections 4(f) and 6.1 of this Agreement, Lender shall make disbursements from the Replacement Reserve to reimburse Borrower for the costs of those items listed on Exhibit A (the "Replacements") in accordance with the provisions of Section 4. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement.

        4.      DISBURSEMENTS FROM REPLACEMENT RESERVE.

                (a) Upon written request from Borrower and satisfaction of the requirements set forth in Sections 4 and 5 of this Agreement, Lender shall disburse to Borrower amounts from the Replacement Reserve necessary to reimburse Borrower for the actual approved costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement. In no event shall Lender be obligated to disburse funds from the Replacement Reserve if a default or Event of Default exists under this Agreement or any of the other Loan Documents.

                (b) Each request for disbursement from the Replacement Reserve shall be in a form specified or approved by Lender and shall include (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each request, Borrower shall certify that all Replacements have been made in accordance with all applicable laws, ordinances, and regulations of any governmental office or authority having jurisdiction over the Property. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and, unless Lender has agreed to issue joint checks pursuant to Section 4(d) in connection with a particular Replacement, each request shall include evidence satisfactory to Lender of payment of all such amounts.

                (c) Except as provided in Section 4(d) for periodic payments, each request for disbursement from the Replacement Reserve shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence satisfactory to Lender in its reasonable judgment, of completion.

                (d) If the cost of a Replacement exceeds $5,000.00 and the contractor performing the Replacement requires periodic payments pursuant to the terms of a written contract, Lender at its discretion may approve in writing periodic payments for work performed under such contract. A request for reimbursement from the Replacement Reserve may be made after completion of a portion of the work under such contract, provided (i) such contract requires payment upon completion of such portion of work, (ii) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (iii) all other conditions in this Agreement for disbursement have been satisfied, (iv) funds remaining in the Replacement Reserve are, in Lender's judgment, sufficient to complete such Replacement and the other Replacements when required and (v) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

                (e) Except as provided in Section 4(d) for periodic payments, Borrower shall not make a request for disbursement from the Replacement Reserve more frequently than once in any quarter and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $5,000.00.

                (f) In the event Borrower requests a disbursement from the Replacement Reserve to reimburse Borrower for labor or materials for replacements other than the Replacements specified on Exhibit A, Borrower shall disclose in writing to Lender why funds in the Replacement Reserve should be used to pay for such replacements. If Lender determines that such replacements are of the type intended to be covered by this Agreement, the costs for such replacements are reasonable, and all other conditions for disbursement under this Agreement have been met, Lender may at its discretion disburse funds from the Replacement Reserve.

        5.      PERFORMANCE OF REPLACEMENTS.

        5.1     WORKMANLIKE COMPLETION

                (a) Borrower shall make each Replacement when required in order to keep the Property in good order and repair and in a good marketable condition and to keep the Property or any portion thereof from deteriorating. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

                (b) Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender as additional security for the Indebtedness.

                (c) In the event Lender determines in its sole discretion that any Replacement is not being performed or completed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Replacement, and may proceed under existing contracts or contract with third parties to complete such Replacement and to apply the Replacement Reserve toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower and to exercise any and all other remedies available to Lender upon a default or Event of Default.

                (d) If at any time during the term of the Loan, Lender determines that replacements not listed on Exhibit A are advisable to keep the Property in good order and repair and in a good marketable condition, or to prevent deterioration of the Property (the "Additional Replacements") Lender may send Borrower written notice of the need for making such Additional Replacements. Borrower shall promptly commence making such Additional Replacements in accordance with all the requirements of the Security Instrument. Reimbursement from the Replacement Reserve for such Additional Replacements shall not be made unless Lender has determined to do so pursuant to Section 4(f). Except for Section 4, all references in this Agreement to "Replacements" shall include the "Additional Replacements."

                (e) In order to facilitate Lender's completion or making the Replacements pursuant to Sections 5(c) and (d) above, Lender is granted the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced to Borrower and secured by the Security Instrument. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the

Replacements as shall be necessary or desirable to complete the Replacements;
(iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Replacements, or for the clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Borrower specifically agrees that all power granted to Lender under this Agreement may be assigned by it to its successors or assigns as holder of the Note.

                (f) Nothing in this Section 5 shall make Lender responsible for making or completing the Replacements, require Lender to expend funds in addition to the Replacement Reserve to make or complete any Replacement, obligate Lender to proceed with the Replacements, or obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

        5.2     ENTRY ONTO PROPERTY; INSPECTIONS.

                (a) Borrower shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect, or inspector) or third parties making Replacements pursuant to Section 5.1 of this Agreement, to enter onto the Property during normal business hours (subject to the rights of tenants under their leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any replacements made pursuant to Section 5.1. Borrower agrees to cause all contractors and subcontractors reasonably to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 5.2 or the completion of Replacements pursuant to Section 5.1.

                (b) Lender may inspect the Property in connection with any Replacement prior to disbursing funds from the Replacement Reserve. Lender, at Borrower's expense, also may require an inspection by an appropriate independent qualified professional selected by Lender and a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve. Borrower shall pay Lender an inspection fee equal to the actual and reasonable cost for each such inspection.

        5.3     LIEN-FREE COMPLETION.

                (a) Borrower covenants and agrees that each of the Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by Lender).

                (b) Prior to each disbursement from the Replacement Reserve, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the release, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date this Agreement (other than liens which Borrower is diligently contesting in good faith and which have been bonded off to the satisfaction of Lender) and that title to the Property is free and clear of all liens (other than the lien of the Security Instrument and any other liens previously approved in writing by the Lender, if any).

                (c) In addition, as a condition to any disbursement, Lender may require Borrower to obtain from each contractor, subcontractor, or materialman an acknowledgment of payment and release of lien for work performed and materials supplied. Any such acknowledgment and release shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, subcontractor or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, subcontractor or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

        5.4     COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS.

                (a) All Replacements shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

                (b) In addition to any insurance required under the Security Instrument, Borrower shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be delivered to Lender.

        6.      DEFAULT.

        6.1 DEFAULT UNDER THIS AGREEMENT. Borrower shall be in default under this Agreement if it fails to comply with any provision of this Agreement and such failure is not cured within 10 days after notice from Lender. Borrower understands that a default under this Agreement shall be deemed to be an Event of Default under the Security Instrument, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Security Instrument upon an Event of Default.

        6.2     APPLICATION OF REPLACEMENT RESERVE UPON DEFAULT.

                (a) Upon the occurrence of a default under this Agreement or an Event of Default under the Security Instrument and for so long as such default or Event of Default is continuing, Borrower shall immediately lose all of its rights to receive disbursements from the Replacement

Reserve unless and until any such default or Event of Default has been cured or all amounts secured by the Security Instrument have been paid and the lien of the Security Instrument has been released by Lender. Upon any such default or Event of Default, Lender may in its sole and absolute discretion, use the Replacement Reserve (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security Instrument, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any default or Event of Default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default or Event of Default; (iii) completion of the Replacement as provided in Section 5.1, or for any other repair or replacement to the Property; or (iv) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents.

                (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve on account of any default or Event of Default by Borrower or to repayment of the indebtedness secured by the Security Instrument or in any specific order of priority.

        7. BORROWER'S OTHER OBLIGATIONS. Nothing contained in this Agreement shall alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

        8. REMEDIES CUMULATIVE. None of the rights and remedies conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary Lender.

        9. ENFORCEMENT OF AGREEMENT. This Agreement is executed by Borrower and Lender for the benefit of Lender. Borrower understands and agrees that in connection with the anticipated sale or assignment and delivery of the Loan to Fannie Mae, this Agreement may be assigned to Fannie Mae.

        10. BALANCE IN THE REPLACEMENT RESERVE. The insufficiency of any balance in the Replacement Reserve shall not abrogate the Borrower's agreement to fulfill all preservation and maintenance covenants in the Loan Documents. In the event that the balance of the Replacement Reserve is less than the current estimated cost to make the Replacements required by the Lender, Borrower shall deposit the shortage within 10 days of request by Lender. In the event Lender determines from time to time based on Lender's inspections, that the amount of the Monthly Deposit is insufficient to fund the cost of likely Replacements and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Monthly Deposits upon 30 days prior written notice to Borrower.

        11. INDEMNIFICATION. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the performance of the Replacements or the holding or investment of the Replacement Reserve. Borrower assigns to Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with the Replacements; provided, however, that Lender may not pursue any such right or claim unless a default or Event of Default exists under this Agreement or the Security Instrument.

        12. DETERMINATIONS BY LENDER. In any instance in this Agreement where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its discretion.

        13. BORROWER'S RECORDS. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

        14.     FEES AND EXPENSES.

                (a) In addition to any other fees payable by Borrower to Lender in connection with the Loan, Borrower shall pay Lender an annual fee of $250.00 for its services in administering the Replacement Reserve and investing the Replacement Reserve. The annual fee shall be due and payable by Borrower on the date specified in a statement to Borrower regarding such fee.

                (b)     Borrower shall pay within 10 days of request from Lender
(i) all reasonable costs and expenses incurred by Lender in connection with collecting, holding and disbursing the Replacement Reserve pursuant to this Agreement, and (ii) all reasonable fees, charges, costs and expenses incurred by Lender in connection with inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

        15. COMPLETION OF REPLACEMENTS. Lender's approval of any plans for any Replacement, release of funds from the Replacement Reserve, inspection of the Property by Lender or Lender's agents, or other acknowledgment of completion of any Replacement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency.

        16. TRANSFER OF PROPERTY/TRANSFER OF INTERESTS IN BORROWER. If a Transfer shall occur or be contemplated, which Transfer requires the prior written consent of Lender pursuant to the terms of the Security Instrument, Lender may review the amount of the Replacement Reserve, the amount of the Monthly Deposits and the likely repairs and replacements required by the Property and the related contingencies which may arise during the remaining term of the Loan. Based upon that review, Lender may require an additional deposit to the Replacement Reserve, and/or an increase in the amount of the Monthly Deposits as a condition to Lender's consent to such Transfer. In all events, the transferee shall be required to assume Borrower's duties and obligations under this Agreement.

        17. TERMINATION OF REPLACEMENT RESERVE. After payment in full of all sums secured by the Security Instrument and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower all amounts remaining in the Replacement Reserve.

        18. ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and no change or amendment shall be valid unless it is made in writing and executed by the parties to this Agreement. No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement. If any provision of this Agreement is in conflict with any provision of the Security Instrument regarding the Replacement Reserve, the provision contained in this Agreement shall control.

        19. NOTICES. All notices under this Agreement shall be given in writing to the other party at the address, and in the manner, provided in the Security Instrument.

        20. SEVERABILITY. The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

        21. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located.

        22. NON-RECOURSE. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Note. Borrower's liability hereunder shall be limited to the extent provided in the Note.

        23. CAPITALIZED TERMS. Any capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings set forth in the Security Instrument.

        Borrower and Lender have executed this Agreement on the date and year first above written.


                                        BORROWER:

                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                        Name: Abdo H. Khoury
                                        Title:    Manager


                                        LENDER:

                                        BANC ONE CAPITAL FUNDING
                                        CORPORATION, an Ohio corporation

                                        By:
                                           -------------------------------------
                                        Name: Michael S. Wood
                                        Title: Vice President

                                    EXHIBIT A

                                  REPLACEMENTS

        [Attach and label as Exhibit A a copy of the completed Evaluator's
Summary: Physical Needs Over the Term or a comparable listing prepared by Lender]

                                   SCHEDULE B

                              MODIFICATIONS TO NOTE
                                (SENIOR HOUSING)

        The following modifications are made to the text of the Note that precedes this Exhibit:

        1. Section 9(b)(3) of the Note is hereby amended to read as follows:

                "Failure of Borrower to comply with Sections 14(d), 14 (e), or 14 (f) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports;"

        2. Section 9(b) of the Note is hereby amended to add the following paragraph (8) at the end thereof:

                "Borrower's failure to renew, continue, extend, or maintain all permits, licenses or other certificates or other approvals required to legally operate the Mortgaged Property as a seniors housing facility, as defined in the Security Instrument;"

        3. All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.



                                        BORROWER'S INITIALS:
                                                            --------------------

                       ASSIGNMENT OF MANAGEMENT AGREEMENT

        THIS ASSIGNMENT OF MANAGEMENT AGREEMENT (this "Assignment") is made and entered into as of ___________, ____ by and among (i) RETIREMENT INNS III, LLC (the "Borrower"), a Delaware limited liability company, (ii) BANC ONE CAPITAL FUNDING CORPORATION (the "Lender"), an Ohio corporation, and (iii) ARV ASSISTED LIVING, INC. (the "Manager"), a Delaware corporation, its general partner.

                                    RECITALS

A. Borrower is the owner of a multifamily residential apartment project located in Chandler, Maricopa County, Arizona (the "Mortgaged Property").

B. Manager is the managing agent of the Mortgaged Property pursuant to a Management Agreement dated __________________, ______, between Borrower and Manager (the "Management Agreement").

C. Lender is about to make a loan to Borrower in the amount of $6,075,000 (the "Loan"). The Loan will be evidenced by a Multifamily Note and will be secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement (the "Security Instrument") which encumbers the Mortgaged Property.

D. Borrower is willing to assign its rights under the Management Agreement to Lender as additional security for the Loan.

E. Manager is willing to consent to this Assignment and to attorn to Lender upon a default by Borrower under the documents evidencing and securing the Loan, and perform its obligations under the Management Agreement for Lender, or its successors in interest, or to permit Lender to terminate the Management Agreement without liability.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower, Lender and Manager agree as follows:

        1. Borrower hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Borrower in and to the Management Agreement. Manager hereby consents to the foregoing assignment. The foregoing assignment is being made by Borrower to Lender as collateral security for the full payment and performance by Borrower of all of its obligations under the loan documents evidencing and securing the Loan. However, until the occurrence of an Event of Default (as such term is defined in the loan documents evidencing and securing the Loan) Borrower may exercise all rights as owner of the Mortgaged Property under the Management Agreement, except as otherwise provided in this Assignment. The foregoing assignment shall remain in effect as long as the Loan, or any part thereof, remains unpaid, but shall automatically terminate upon the release of the Security Instrument as a lien on the Mortgaged Property.

        2. Borrower and Manager represent and warrant to Lender that (i) the Management Agreement is unmodified and is in full force and effect, (ii) the Management Agreement is a valid and binding agreement enforceable against the parties in accordance with its terms, and (iii) neither party is in default in performing any of its obligations under the Management Agreement.

        3. Borrower hereby covenants with Lender that during the term of this Assignment: (a) Borrower shall not transfer the responsibility for management of the Mortgaged Property from Manager to any other person or entity without the prior written consent of Lender; (b) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender; and (c) Borrower shall, give Lender written notice of any notice or information that Borrower receives which indicates that Manager is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Mortgaged Property.

        4. Upon receipt by Manager of written notice from Lender that an Event of Default (as that term is defined in the loan documents evidencing and securing the Loan) has occurred and is continuing, Lender shall have the right to exercise all rights as owner of the Mortgaged Property under the Management Agreement.

        5. After the occurrence of an Event of Default, Lender (or its nominee) shall have the right any time thereafter to terminate the Management Agreement, without cause and without liability, by giving written notice to Manager of its election to do so. Lender's notice shall specify the date of termination, which shall not be less than 30 days after the date of such notice.

        6. On the effective date of termination of the Management Agreement, Manager shall turn over to Lender all books and records relating to the Mortgaged Property (copies of which may be retained by Manager, at Manager's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Lender may reasonably require: Manager shall cooperate with Lender in the transfer of management responsibilities to Lender or its designee. A final accounting of unpaid fees ( if any) due to Manager under the Management Agreement shall be made within 60 days after the effective date of termination, but Lender shall not have any liability or obligation to Manager for unpaid fees or other amounts payable under the Management Agreement which accrue before Lender (or its nominee) acquires title to the Mortgaged Property, or Lender becomes a mortgagee in possession.

        7. Manager's address for notice is 245 Fisher Avenue, D-1, Costa Mesa, California 92626. All notices to be given by Lender to Manager shall be given in the same manner as notices to Borrower pursuant to the notice provisions contained in the Security Instrument.

        8. Modifications (if any) to this Assignment are attached on Exhibit A to this Assignment.

        9. This Assignment may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Borrower, Lender and Manager have executed this Assignment as of the day and year first above written.

                                        BORROWER:

                                        RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Name:  Abdo H. Khoury
                                           Title: Manager

                                        LENDER:

                                        BANC ONE CAPITAL FUNDING
                                        CORPORATION, an Ohio corporation

                                        By:
                                           -------------------------------------
                                        Name:

                                        Title:

                                        MANAGER:

                                        ARV ASSISTED LIVING, INC.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:  Abdo H. Khoury
                                        Title: Senior Vice President

                                    EXHIBIT A

               MODIFICATIONS TO ASSIGNMENT OF MANAGEMENT AGREEMENT

The following modifications are made to the text of the Assignment that precedes this Exhibit:

The Assignment is modified by adding a new Section 10 and a new Section 11 as follows:

        "10.    Manager agrees that:

                        (a) (i) any fees payable to Manager pursuant to the Management Agreement are and shall be subordinated in right of payment, to the extent and in the manner provided in this Assignment, to the prior payment in full of the Indebtedness (as defined in the Security Instrument), and (ii) the Management Agreement is and shall be subject and subordinate in all respects to the liens, terms, covenants and conditions of the Security Instrument and the other loan documents evidencing and securing the Loan and to all advances heretofore made or which may hereafter be made pursuant to the Security Instrument (including all sums advanced for the purposes of (x) protecting or further securing the lien of the Security Instrument, curing defaults by Borrower under the Security Instrument or for any other purposes expressly permitted by the Security Instrument, or (y) constructing, renovating, repairing, furnishing, fixturing or equipping the Mortgaged Property);

                        (b) if, by reason of its exercise of any other right or remedy under the Management Agreement, Manager acquires by right of subrogation or otherwise a lien on the Mortgaged Property which (but for this subsection) would be senior to the lien of the Security Instrument, then, in that event, such lien shall be subject and subordinate to the lien of the Security Instrument;

                        (c) until Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, Manager shall be entitled to retain for its own account all payments made under or pursuant to the Management Agreement;

                        (d) after Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, it will not accept any payment of fees under or pursuant to the Management Agreement without Lender's prior written consent;

                        (e) if, after Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, Manager receives any payment of fees under the Management Agreement, or if Manager receives any other payment or distribution of any kind from Borrower or from any other person or entity in connection with the Management Agreement which Manager is not permitted by this Assignment to retain for its own account, such payment or other distribution will be received and held in trust for Lender and unless Lender otherwise notifies Manager, will be promptly remitted, in cash or readily available funds, to Lender, properly endorsed to Lender, to be applied to the principal of, interest on and other amounts due under the loan documents evidencing and securing the Loan in such order and in such manner as Lender shall determine in its sole and absolute discretion. Manager hereby irrevocably designates, makes, constitutes and appoints Lender (and all persons or entities designated by Lender) as Manager's true and lawful attorney in fact with power to endorse the name of Manager upon any checks representing payments referred to in this subsection;

                        (f) Manager shall notify (telephonically, followed by written notice) Lender of Manager's receipt from any person or entity other than Borrower of a payment with respect to Borrower's obligations under the loan documents evidencing and securing the Loan, promptly after Manager obtains knowledge of such payment; and

                        (g) during the term of this Assignment Manager will not commence, or join with any other creditor in commencing any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings with respect to Borrower, without Lender's prior written consent.

                11. Borrower agrees that after Borrower receives notice (or otherwise has actual knowledge) of an Event of Default, it will not make any payment of fees under or pursuant to the Management Agreement without Lender's prior written consent."


                                        ----------------------------------------
                                        Borrower Initials

                                        ----------------------------------------
                                        Lender Initials

                                        ----------------------------------------
                                        Manager Initials

                                   EXHIBIT B1
                                    (ARIZONA)

                           MODIFICATIONS TO INSTRUMENT
                   (CROSS-DEFAULT AND CROSS COLLATERALIZATION)

        The following modifications are made to the text of the Instrument that precedes this Exhibit:

        1. Section 33 of the Instrument is hereby amended to read as follows:

                "Until the Indebtedness is paid in full, Borrower shall not (1) acquire any real or person property other than the Borrower's Projects (as defined in Section 49) and assets (such as accounts) related to the operation and maintenance of the Borrower's Projects, or (2) operate any business other than the management and operation of the Borrower's Projects."

        2. The following new Sections are added to the Instrument after the last numbered Section:

                "49.    CROSS-DEFAULT AND CROSS COLLATERALIZATION.

                        (a) In addition to the Mortgaged Property described on Exhibit "A" attached hereto, the Borrower also owns each of the multifamily properties described on Exhibit C to this Instrument. All of the properties described on Exhibit C, together with the Mortgaged Property, are referred to herein collectively as the "Borrower's Projects". Contemporaneous with the closing and funding of the loan to the Borrower evidenced by the Note, the Lender has extended additional loans to the Borrower, each loan being secured by a Multifamily Mortgage or Deed of Trust, Assignment of Rents and Security Agreement (a "Security Instrument") against each of the other Borrower's Projects.

                        (b) The Borrower acknowledges that the Lender is unwilling to extend the loan evidenced by the Note to the Borrower unless the Borrower agrees that all of the Borrower's Projects will be treated as a single project through the imposition of cross-collateralization, cross-default and release provisions. The Borrower further acknowledges that the Lender's agreement to amend the single asset borrower provisions of
                Section 33 of this Instrument, to permit the Borrower's ownership of all of the Borrower's Projects, is in partial consideration for the cross- collateralization, cross-default and release provisions set forth herein below.

                        (c) The Borrower hereby agrees and consents that as additional security to the Lender, each of the Borrower's Projects shall be subject to the lien of the Lender's Security Instrument for each of the other of the Borrower's Projects, and that each of the respective Borrower's Projects shall collateralize the other Borrower's Projects as follows: all Mortgaged Property (as defined in the respective Security

                Instrument) for each of the Borrower's Projects shall be considered part of the "Mortgaged Property" under this Instrument, and shall be collateral under this Instrument and the Loan Documents.

                        (d) The Borrower hereby agrees and consents that upon the occurrence of an Event of Default under the Security Instrument securing one of the Borrower's Projects, then an Event of Default shall exist under the Security Instrument with respect to the other Borrower's Projects. No notice shall be required to be given to the Borrower in connection with such Event of Default except as may be required under such Security Instrument. In the event of an Event of Default under the Security Instrument with respect to any one of the Borrower's Projects, the Lender shall have the right, in its sole and absolute discretion, to exercise and perfect any and all rights in and under the Loan Documents with regard to any or all of the other Borrower's Projects, including, but not limited to, an acceleration of one or all of the Notes and the sale of one or all of the Borrower's Projects in accordance with the terms of the respective Security Instrument. No notice, except as may be required by the respective Security Instrument, shall be required to be given to the Borrower in connection with the Lender's exercise of any and all of its rights after an Event of Default has occurred.

        50.     EXHIBIT C. Exhibit C is attached to this Instrument.


                                        BORROWER'S INITIALS:
                                                            --------------------

                                   EXHIBIT B2
                                    (ARIZONA)

                      MODIFICATIONS TO SECURITY INSTRUMENT
                                (SENIORS HOUSING)

The following modifications are made to the text of the Instrument that precedes this Exhibit:

        1. Section 1 of the Instrument is hereby amended to add the following paragraph (aa) at the end thereof:

                "(aa) "Seniors Housing Facility" means a residential housing facility which qualifies as "housing for older persons" under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units."

        2. Section 1(o) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "The term "Leases" shall also include any occupancy and admission agreements pertaining to occupants of the Mortgaged Property, including both residential and commercial agreements."

        3. Section 1(g) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "The term "Hazardous Materials" shall also include any medical products or devices, including, but not limited to, those materials defined as "medical waste" or "biological waste" under relevant statutes or regulations pertaining to hazardous materials law."

        4. Section 1(x) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "together with and including all proceeds from any private insurance for tenants to cover rental charges and charges for services at or in connection with the Mortgaged Property, and the right to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from tenants, private insurers or others ("third party payments"), due for the rents of tenants or for services at the Mortgaged Property." Each of the foregoing shall be considered "Rents" for the purposes of the actions and rights set forth in Section 3 of the Instrument."



        5. Section 1(s) of the Instrument is hereby amended to add the following paragraphs (16), (17), (18), and (19) at the end thereof:

                "(16) all payments due, or received, from occupants, second party charges added to base rental income, base and/or additional meal sales, commercial operations located on the Mortgaged Property or provided as a service to the occupants of the Mortgaged Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to third parties in connection with the Mortgaged Property, and any and all other personal property on the real property site, excluding personal property belonging to occupants of the real property (other than property belonging to Borrower);

                (17) subject to applicable law and regulations, all permits, licenses and contracts relating to the operation and authority to operate the Mortgaged Property as a Seniors Housing Facility;

                (18) all rights to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from residents or private insurers ("third party payments"), arising from the operation of the Mortgaged Property as a Seniors Housing Facility, utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Borrower and all proceeds of any conversion of the Mortgaged Property or any part thereof including, without limitation, proceeds of hazard and title insurance and all awards and compensation for the taking by eminent domain, condemnation or otherwise, of all or any part of the Mortgaged Property or any easement therein; and,

                (19) all of Borrower's inventory, accounts, accounts receivable, contract rights and general intangibles arising from the operation of the Mortgaged Property, and all proceeds thereof."

        6. Section 1(v) of the Instrument is hereby amended to add the following sentence at the end thereof:

                        "The term "Personalty" shall also include all personal
                property currently owned or acquired by Borrower after the date hereof in connection with the ownership and operation of the Mortgaged Property as a Seniors Housing Facility, all kitchen or restaurant supplies, dining room facilities, medical facilities, or related furniture and equipment, and any other equipment, supplies or furniture owned by Borrower and leased to any third party service provider or facility operator under any use, occupancy, or lease agreements, as well as all licenses, permits, certificates, and approvals required for the operation of the Mortgaged Property as a Seniors Housing Facility, to the extent permitted by applicable law and regulations, including replacements and additions thereto."

        7. Section 3(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "After an Event of Default, Lender is further authorized to give notice to all third party providers, including insurers, any governmental provider, or Medicare or Medicaid or any similar program or provider, at Lender's option, instructing them to pay all Rents which would be otherwise paid to Borrower to Lender, to the extent permitted by law."

        8. Section 3(c) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "Because of the special regulatory requirements applicable to the Mortgaged Property as a Seniors Housing Facility, including the requirement that operators be approved and licensed, Borrower (and any licensed operator or manager of the Mortgaged Property), in order to induce Lender to lend funds hereunder, hereby agrees, upon the occurrence of an Event of Default and at the option of Lender, that it shall continue to provide all necessary services required under any operating agreement or applicable licensing or regulatory requirements and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services and agree to arrange for an orderly transition to a replacement licensed operator, manager or provider of the necessary services."

        9. Section 4(e) of the Instrument is hereby amended to provide that acceptable Leases may have a month-to-month term.

        10. Section 11 of the Instrument is hereby amended to add the following sentences at the end thereof:

                "Borrower further covenants and agrees that it shall not permit more than 20% of its total units or more than 20% of its total income to be derived from units relying on Medicaid or Medicare payments. If by reason of applicable law or regulation more than 20% of the total units or more than 20% of total income becomes derived from units relying on Medicaid or Medicare payments, the Borrower shall diligently and expeditiously take all reasonable steps necessary to bring the Mortgaged Property into compliance with the preceding sentence to the extent permissible by applicable law or regulation. Borrower further covenants and agrees that it shall limit the use and occupancy of the Mortgaged Property to tenants that meet the standards for congregate living or assisted living, and that it shall not accept tenants that require skilled nursing care or permit, except to the extent required by law, tenants requiring skilled nursing care to remain at the Mortgaged Property as a routine matter."

        11. Section 12(a) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "and, (5) payments for any required licensing fees, permits, or other expenses related to the operation of the Mortgaged Property by or on behalf of the Lender as a Seniors Housing Facility, any fines or penalties that may be assessed against the Mortgaged

                Property, any costs incurred to bring the Mortgaged Property into full compliance with applicable codes and regulatory requirements, and any fees or costs related to Lender's employment of a licensed operator for the Mortgaged Property."

        12. Section 14(b) of the Instrument is hereby amended to add the following sections (8) and (9) at the end thereof:

                (8) "Upon request by Lender, copies of all inspection reports, reviews, and certifications prepared by, for, or on behalf of any licensing or regulatory authority relating to the Mortgaged Property and any legal actions, orders, notices, or reports relating to the Mortgaged Property issued by the applicable regulatory or licensing authorities; and,

                (9) Upon the request of Lender, copies of all reports relating to the services and operations of the Mortgaged Property prepared by or on behalf of the Borrower, including, if applicable, Medicaid cost reports and records relating to account balances due to or from Medicaid or any private insurer."

        13. Section 17(a) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "Borrower further covenants and agrees that it shall maintain and operate the Mortgaged Property as a Seniors Housing Facility at all times in accordance with the standards required by any applicable license or permit and as required by any regulatory authority, that it shall maintain in good standing all operating licenses and permits, and that it shall cause to renew and extend all such required operating licenses or permits, and shall not fail to take any action necessary to keep all such licenses and permits in good standing and full force and effect. Borrower will immediately provide Lender with any notice or order which may adversely impact the Mortgaged Property, its operations or its compliance with licensing and regulatory requirements."

        14. Section 17(b) of the Instrument is hereby amended to replace the second sentence of Section 17(b) with the following sentence:

                "If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may reasonably require."

        15. The reference in Section 17(a)(5) to a residential rental property manager shall be deemed to mean and refer to an operator of a Seniors Housing Facility and any management company engaged thereby.

        16. Section 18(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

                "Prohibited Activities and Conditions also shall not include the safe and lawful use and storage of medical products and devices customarily used in the operation of a Seniors Housing Facility."

        17. Section 21(a) of the Instrument is hereby amended to add the following section (8) at the end thereof:

                "and,

                (8) a Transfer to a separate entity, or change in the holder, of the operating license or permit allowing the Mortgaged Property to operate as a Seniors Housing Facility."

        18. Section 22 of the Instrument is hereby amended to add the following sections (g), (h), and (i) at the end thereof:

                "(g) any failure by Borrower to comply with any non-material use and licensing requirements set forth in Sections 10 and 11 and such failure is not cured within ten (10) days following such failure, or any failure by Borrower to comply with any material use and licensing requirements set forth in Section 10 and 11, including but not limited to Borrower's loss of its license or other legal authority to operate the Mortgaged Property as a Seniors Housing Facility;

                (h) any failure by Borrower to correct, within the time deadlines set by any federal, state or local licensing agency, any deficiency that justifies any action by such agency with respect to the Mortgaged Property that may have a material adverse effect on the income and operation of the Mortgaged Property or Borrower's interest in the Mortgaged Property, including, without limitation, a termination, revocation or suspension of any applicable license, registration, permit, certificate, authorization or approval necessary for the operation of the Mortgaged Property as Seniors Housing Facility.

                (i) if, without the consent of Lender: (a) Borrower ceases to operate the Mortgaged Property as a Seniors Housing Facility;
                (b) Borrower ceases to provide such kitchens (except ovens) separate bathrooms, and areas for eating, sitting and sleeping in each unit as are provided in the units as of the date of this Instrument; (c) Borrower ceases to provide other facilities and services normally associated with congregate or assisted living units, including, without limitation, (i) central dining services providing one to three meals per day, (ii) periodic housekeeping, (iii) laundry services, and (iv) customary transportation services; (d) except as required by applicable law or regulation, Borrower provides or contracts for skilled nursing care for any of the units; (e) non-residential space leased or held available for lease to commercial tenants (i.e., space other than the units, dining areas, activity rooms, lobby, parlors, kitchen, mailroom, marketing/management offices) exceeds ten percent (10%) of the net rental area; or, (f) the Mortgaged Property is no longer classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988, as it may be amended from time to time hereafter."

        19. The former Sections 22 (g), (h), and (i) are hereby changed to be Sections 22 (j), (k), and (l), respectively.

        20. Section 43 of the Instrument is hereby amended to add the following sentence at the end thereof:

                "In addition to the remedies set forth herein and elsewhere in this Instrument, Lender upon an Event of Default shall be entitled to mandate the use of a lockbox bank account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including, but not limited to, Rents, service charges, insurance payments, third party provider payments including Medicare and Medicaid and any other governmental or private program by which the rents or occupancy charges are being paid. Lender may, upon an Event of Default, cause the removal of Borrower from any Mortgaged Property operations. Until such time as Lender has located a replacement licensed operator, Borrower or its related or affiliated entity acting as the licensed operator, shall continue to provide all required services to maintain the Mortgaged Property in full compliance with all licensing and regulatory requirements as a Seniors Housing Facility. Borrower acknowledges that its failure to perform this service shall constitute a form of waste of the Mortgaged Property, causing irreparable harm to Lender and the Mortgaged Property, and shall constitute sufficient cause for the appointment of a receiver."

        21. The following new Section is added to the Instrument after the last numbered Section:

                51. BORROWER'S REPRESENTATIONS AND WARRANTIES. In addition to any other representations and warranties contained in this Instrument, Borrower hereby represents and warrants to Lender as follows:

        (a) The Mortgaged Property is duly licensed as Residential Care for the Elderly and is in all respects otherwise legally authorized to operate the Mortgaged Property as Seniors Housing Facility, under the applicable laws of the Mortgaged Property Jurisdiction;

        (b) Borrower and the Mortgaged Property (and the operation thereof) are in compliance in all material respects with the applicable provisions of all laws, statutes, regulations, ordinances, orders, standards, restrictions and rules of any federal, state or local government or quasi-government body, agency, board or authority having jurisdiction over the operation of the Mortgaged Property, including, without limitation: (a) health care and fire safety codes; (b) laws regulating the handling and disposal of medical or biological waste; (c) the applicable provisions of Seniors Housing Facility laws, rules, regulations and published interpretations thereof to which the Borrower or the Mortgaged Property is subject; and (d) all criteria established to classify the Mortgaged Property as housing for older persons under the Fair Housing Amendments Act of 1988;

        (c) If required, Borrower has a current provider agreement under any and all applicable federal, state and local laws for reimbursement: (a) to an Seniors Housing Facility; or (b) for other type of care provided at such facility. There is no decision not to renew any provider agreement related to the Mortgaged Property, nor is there any action pending or threatened to impose material intermediate or alternative sanctions with respect to the Mortgaged Property;

        (d) To the best of Borrower's knowledge after reasonable and diligent inquiry, Borrower and the Mortgaged Property are not subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, agency, board authority or any other administrative or investigative body which may result in the imposition of a fine, alternative, interim or final sanction, or which would have a material adverse effect on Borrower or the operation of the Mortgaged Property, or which would result in the appointment of a receiver or manager or would result in the revocation, transfer, surrender, suspension or other impairment of the operating certificate, license, permit, approval or authorization of the Mortgaged Property to operate as an Seniors Housing Facility;

        (e) Upon Lender's request, but subject to applicable privacy laws protecting the privacy of residents of the Mortgaged Property, copies of resident care agreements shall be provided to Lender. All resident records at the Mortgaged Property are true and correct in all material respects;

        (f) Neither the execution and delivery of the Note, the Instrument or the Loan Documents, Borrower's performance thereunder, nor the recordation of the Instrument will adversely affect the licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the Mortgaged Property as a Seniors Housing Facility in the Mortgaged Property Jurisdiction;

        (g) Borrower is not a participant in any federal program whereby any federal, state or local, government or quasi-governmental body, agency, board or other authority may have the right to recover funds by reason of the advance of federal funds. Borrower has received no notice, and is not aware of any violation of applicable antitrust laws of any federal, state or local, government or quasi-government body, agency, board or other authority; and,

        (h) Except as otherwise specifically disclosed to the Lender in writing, in the event any existing management agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise, neither Borrower, Lender, any subsequent manager, nor any subsequent purchaser (through foreclosure or otherwise) must obtain a certificate of need from any applicable state health care regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicable license, registration, permit, certificate, authorization or approval necessary for the operation of the Mortgaged Property as a Seniors Housing Facility, provided that no service or the unit complement is changed."

        22. All capitalized terms used in this Exhibit not specifically defined herein shall have the meanings set forth in the text of the Instrument that precedes this Exhibit.


                                        BORROWER'S INITIALS:
                                                            --------------------

                                   EXHIBIT B3
                                    (ARIZONA)

                      MODIFICATIONS TO SECURITY INSTRUMENT
                          (DEBT SERVICE COVERAGE RATIO)

The following modifications are made to the text of the Instrument that precedes this Exhibit:

        1. Section 5 of the Instrument is hereby amended to add the following paragraph at the end thereof:

                The Borrower shall maintain on an annual basis for the term of the Loan, a minimum 1.30 debt service coverage ratio, based on the Net Operating Income of the Mortgaged Property for the immediately preceding twelve (12) month period. For purposes of this paragraph, "Net Operating Income" is defined as:

                                (i) the lesser of the actual rents collected for the 12 month period (net of any concession) or 95% of the gross potential rental income for the 12 month period; plus

                                (ii) the actual laundry income (coin operated machines), cable and alarm fees, application fees, late fees and forfeited deposits for the 12 month period; less

                                (iii)   the greater of the actual operating
                        expenses for the 12 month period (including the required Replacement Reserves funding for the period) or the operating expenses used by Lender in its final underwriting (including Replacement Reserves), increased at the rate of 3% per annum.

                On or before July 1 of each calendar year beginning in the year 2000, Borrower shall provide to Lender written evidence, in form and content satisfactory to Lender, that Borrower has complied with its obligations in this Exhibit B3.

                In the event Borrower fails to maintain the required debt service coverage ratio, upon fifteen (15) days written notice to Borrower, Borrower shall pay to Lender in immediately available funds, a curtailment payment in an amount equal to the difference between the outstanding principal Indebtedness and that principal amount which would be necessary in order for Borrower to maintain a 1.30 debt service coverage ratio for the preceding twelve
(12) month period. Upon receipt of any such curtailment payment, Lender shall apply such amount towards the payment of principal at par without premium.


                                        BORROWER'S INITIALS:
                                                            --------------------

                     ADDITIONAL INTEREST NOTE AND AGREEMENT

                                                                   June __, 1999

        FOR VALUE RECEIVED, the undersigned, ARV ASSISTED LIVING, INC.., a Delaware corporation (the "COMPANY"), ACACIA VILLA, LLC, a Delaware limited liability company ("BORROWER", and together with the Company, individually and collectively, the "MAKER"), jointly and severally promise to pay to the order of BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation ("BOCFC"), the Additional Interest, as hereinafter defined, without interest thereon, except as hereinafter provided.

                              EXPLANATORY STATEMENT

        Borrower is a direct or indirect subsidiary or affiliate of the Company. At the request of the Company and the Borrower, BOCFC has agreed to make one or more loans to the Borrower in the aggregate amount of $2,116,100 (collectively the "LOAN"). The Loan to Borrower will be evidenced by one or more promissory notes of Borrower in favor of BOCFC (collectively the "BORROWER NOTES") and will be secured by one or more first lien deeds of trust (collectively the "SECURITY INSTRUMENTS") on certain parcels of real property and the improvements thereon owned by Borrower. The Company will provide a limited guaranty of the Loan. As an inducement to BOCFC to make the Loan to the Borrower, and without which BOCFC would not make the to the Borrower, the Company and the Borrower have agreed to pay the Additional Interest to the BOCFC with respect to the Loan in accordance with the terms and conditions of this Note. The Additional Interest shall be in an amount equal to the profit which BOCFC would have realized if the Company had issued to BOCFC on the date hereof a Warrant to purchase the Warrant Shares (both as hereinafter defined), and BOCFC had exercised such Warrant in whole or in part, at such time or times as BOCFC determined and immediately sold the Warrant Shares issued upon such exercise, subject however to a stated minimum amount of $10.00.

        1. DEFINED TERMS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings (the definitions to be applicable to both the singular and the plural forms of the terms defined where either such form is used in this Note):

        "ADDITIONAL INTEREST" means additional interest payable to the Lender with respect to the Loans, which is equal to the greater of (i) the aggregate amount of the Warrant Profit or (ii) Ten Dollars ($10.00).

        "ADDITIONAL SHARES" means all shares of Stock issued by the Company after the date hereof, other than Warrant Shares.

        "ADJUSTMENT EVENT" means any of the following: (i) the Company makes a distribution on its Outstanding Stock in shares of stock or Convertible Securities; or (ii) the Company subdivides or reclassifies any of its Outstanding Stock into a greater number of shares; or (iii) the Company combines or reclassifies any of its Outstanding Stock into a smaller number of shares.

        "COMPANY" means ARV Assisted Living, Inc., a Delaware corporation, and includes any Person which shall succeed to or assume the obligations of the Company, through a restructuring or otherwise.

        "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, or options, warrants or other rights that are exercisable for, stock, that, when issued upon such conversion, exchange or exercise would constitute Additional Shares, either immediately or upon the occurrence of a specified date or a specified event, but excluding the Warrant Shares.

        "EXERCISE PRICE" means the aggregate exercise price of all of the Warrant Shares issuable upon the exercise of the Warrants. The Exercise Price for the Warrant Shares shall be equal to 4,000 (the number of Warrant Shares, prior to any adjustment) multiplied by (ii) $__________ per share (which is equal to the average of the per share closing prices of shares of Stock of the Company on the NASDAQ national market system for the ten (10) consecutive trading days prior to the date hereof).

        "INDEBTEDNESS" means the Additional Interest, interest thereon and any other amounts due at any time under this Note.

        "LENDER" means BOCFC and any subsequent holder of this Note.

        "MINIMUM ADDITIONAL INTEREST AMOUNT" shall mean the sum of Ten Dollars ($10.00).

        "OUTSTANDING SHARES" means as of any date, all shares of Stock then outstanding, plus the maximum number of shares of Stock issuable in respect of Convertible Securities and options and warrants to purchase Convertible Securities outstanding on such date (whether or not the right to convert, exchange or exercise thereunder are presently exercisable) including the maximum number of Warrant Shares then subject to issuance.

        "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or other entity or any government or any agency or political subdivision thereof.

        "REORGANIZATION EVENT" means any of the following events: (i) any capital reorganization, reclassification or recapitalization of the Company (other than any Adjustment Event); (ii) any merger or consolidation of the Company with or into another person; (iii) the sale or transfer of the property of the Company as an entirety or substantially as an entirety; and (iv) any dividend or distribution (other than an Adjustment Event) paid by the Company with respect to Outstanding Shares other than regular quarterly, semi-annual or annual dividends out of net income of the Company.

        "STOCK" shall mean the Common Stock of the Company, par value ________, which is currently traded on the NASDAQ national market system.

        "WARRANT EXERCISE EXPIRATION DATE" means the fifth (5th) anniversary of the date hereof.

        "WARRANT SHARES" means 4,000 shares of Stock, as adjusted pursuant to the terms and conditions of the Warrant set forth on Exhibit A, issuable upon exercise of the Warrant. The term "Warrant Shares" shall include any other stock, securities or property which would have become issuable upon exercise of the Warrant by virtue of the occurrence of a Reorganization Event as set forth on Exhibit A.

        "WARRANT" means a warrant to purchase 4,000 shares of the Stock of the Company at a price per share of $__________ (which equal to the average of the closing prices per share of the outstanding stock of the Company on the NASDAQ national market system for the ten (10) consecutive trading days immediately prior to the date hereof) and having the other terms and conditions set forth on Exhibit A attached hereto.

        "WARRANT PROFIT" means the aggregate profit which would be realized upon the exercise of the Warrant, and the immediate sale of all of the Warrant Shares issued upon such exercise, which shall generally be equal to the difference between: (i) the total of the fair market value per share of the Warrant Shares on the day immediately preceding each date of exercise of the Warrant (which shall be equal to the closing price of the Stock (or other securities which would have been issuable upon exercise of the Warrant) on the NASDAQ national market system, or such other exchange on which the Stock or such other securities are traded, on the day immediately preceding such date of exercise or, if the Stock or such other securities are not then traded on a national securities exchange at the time of exercise, the fair market value per share of the Outstanding Stock or such other securities on the day immediately preceding such date of exercise) multiplied by the number of Warrant Shares issuable upon such exercise; and (ii) the Exercise Price. The portion of the Warrant Profit which would be realized upon any partial exercise of the Warrant, and the immediate sale of all the Warrant Shares issued upon such partial exercise, shall be reasonably determined by Lender, taking into account any adjustments to the number of Warrant Shares in accordance with the terms and conditions of the Warrant set forth on Exhibit A attached hereto.

        2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at 150 E. Gay Street, 24th Floor, Columbus, Ohio 43215, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

        3. DEEMED ISSUANCE OF WARRANT; DEEMED EXERCISE. For purposes of computing the amount of Additional Interest due hereunder: (a) the Warrant shall be deemed to have been issued by the Company to the Lender on the date hereof;
(b) the Lender shall be deemed to have the right to exercise the Warrant, in whole or in part, at any time, and from time to time, between the date hereof and the Warrant Exercise Expiration Date (the "Deemed Exercise") by providing to the Maker a notice of deemed exercise (the "Notice of Deemed Exercise") which shall set forth (i) the number of Warrant Shares covered by the Deemed Exercise; and (ii) the computation of the portion of the Warrant Profit realized in connection with such Deemed Exercise and the immediate sale of the Warrant Shares deemed to be issued upon such Deemed Exercise; and (c) the Lender shall be deemed to have all other rights of the holder of the Warrant, as provided in the terms and conditions of the Warrant set forth on Exhibit A.

        4. COMPUTATION AND PAYMENT OF INSTALLMENTS OF ADDITIONAL INTEREST. The Additional Interest shall be payable in installments, the number of which shall be equal to the number of Deemed Exercises of the Warrant. Each installment of Additional Interest shall be due upon demand by Lender at the time of a Deemed Exercise of the Warrant. Lender shall make demand hereunder for each such installment of Additional Interest by written notice to the Maker (a "Demand Notice") which shall be accompanied by a Notice of Deemed Exercise of the Warrant. The installment of Additional Interest due upon such demand shall be equal to the Warrant Profit, or portion thereof, resulting from the Deemed Exercise described in the Notice of Deemed Exercise accompanying the Demand Notice.

        5. MATURITY; FINAL PAYMENT. If not sooner paid, all amounts payable under this Note shall be due on the fifth anniversary of the date hereof (the "Maturity Date"). Any part of the Warrant for which a Notice of Deemed Exercise has not previously been provided to Maker shall be considered to have been exercised on the Maturity Date (the "Maturity Date Deemed Exercise"), and Additional Interest in an amount equal to the Warrant Profit realized in connection with the Maturity Date Deemed Exercise shall be due and payable to Lender on the Maturity Date, without any notice or demand from Lender. If the total amount of Additional Interest paid or payable hereunder as of the Maturity Date pursuant to Deemed Exercises of the Warrant (including any Maturity Date Deemed Exercise) is less than the Minimum Additional Interest Amount, then Maker shall pay to Lender on the Maturity Date an amount equal to the difference between the Minimum Additional Interest Amount and the total amount of Additional Interest paid or payable hereunder pursuant to Deemed Exercises of the Warrant. Notwithstanding the foregoing, if Lender has not notified Maker, on or before the Maturity Date, of the portion of the Warrant Profit resulting from any Maturity Date Deemed Exercise, Maker may, on the Maturity Date, request such a notification from Lender, and, if such request is made, payment of any such portion of the Warrant Profit shall not be due until such notification is given by Lender to Maker.

        6. APPLICATION OF PAYMENTS. If at any time Lender receives, from Maker or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Maker agrees that neither Lender's acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

        7. LATE CHARGE. If any installment of Additional Interest or other amounts due hereunder is not received by Lender within ten (10) days after demand therefore, Maker shall pay to Lender, immediately and without further demand by Lender, a late charge equal to five percent (5%) of any such amount. Maker acknowledges that its failure to make timely payment will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Maker agrees that the late charge payable pursuant to this paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge payable in addition to, and not in lieu of, any interest payable pursuant to Paragraph 9.

        8. INTEREST. Any installment of Additional Interest or any other payment due under this Note which remains past due for ten (10) days shall bear interest from the due date thereof until payment at the rate of twelve percent (12%) per annum.

        9. FINANCIAL STATEMENTS AND OTHER REPORTS. Each Maker shall maintain at all times a system of accounting established and administered in accordance with sound business practices, and delivered, or cause to be delivered to the Lender (a) as soon as available, but in no event more than forty-five (45) days after the end of each calendar quarter of each fiscal year of such Maker, quarterly financial statements, in form and content reasonably satisfactory to Lender; (b) as soon as available, but in no event more than ninety (90) days after the close of each fiscal year of each Maker, audited financial statements certified by an independent accounting firm acceptable to Lender; (c) within thirty (30) days after the date of filing, all federal tax returns of each Maker, together with all schedules and attachments, certified as true, correct and complete by an authorized officer of such Maker; and (d) promptly upon request of the Lender, such other information, reports or documents respecting the business, properties, operation or financial condition of each Maker as the Lender may, at any time and from time to time, reasonably request.

        10. COSTS AND EXPENSES. Maker shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

        11. FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note or any Security Instrument or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for any Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

        12. WAIVERS. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Maker, and all endorsers and guarantors of this Note and all other third party obligors.

        13. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from the Company in connection with this Note, or from any Borrower in connection with this Note and any of the Loans, is interpreted so that any interest or other charge provided for in this Note, whether considered separately or together with other charges provided for in the Loan Documents for any Loan (as defined in the Security Instrument pertaining to such Loan) violates that law, and Company or any Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced for the Company or such Borrower, as applicable, to the extent necessary to eliminate that violation. The amounts, if any, previously paid by the Company or such Borrower, as applicable, to Lender in excess of the permitted amounts shall be applied by Lender to reduce any unpaid amounts due under this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from the Company or any Borrower has been violated, all Indebtedness hereunder, and all other indebtedness of such Borrower with respect to the Loans to such Borrower that constitute interest, as well as all other charges made in connection with the Loans to such Borrower that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of such Loans. Neither this Note nor any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law.

         14. COMMERCIAL PURPOSE. Maker represents that the Indebtedness is being incurred by Maker solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

        15. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

        16. GOVERNING LAW. This Note shall be governed by the law of the state of California.

        17. CAPTIONS. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

        18. NOTICES. All notices, requests and demand to or upon the parties to be given pursuant to this Note shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when deposited with a nationally recognized courier service (e.g. Federal Express), or in the case of notice by facsimile transmission, when properly transmitted addressed as follows or to such other address as may be hereafter designated in writing by one party to the other:

                If to Maker:            Acacia Villa, LLC
                                        ARV Assisted Living, Inc.
                                        245 Fisher Avenue, D-1
                                        Costa Mesa, California 92626
                                        Attn: Abdo H. Khoury
                                              Senior Vice President

                If to Lender:           Banc One Capital Funding Corporation
                                        150 E. Gay Street
                                        24th Floor
                                        Columbus, Ohio 43215
                                        Attn: John W. Adams
                                              Executive Vice President

        19. NO RIGHT OR OBLIGATION TO ACQUIRE SECURITIES. This Note shall not constitute a warrant, option or other right, or any agreement or obligation, on the part of the Lender to purchase or otherwise acquire any Stock or other securities of the Company, or to make any payments to the Company in respect thereof. Rather, this Note evidences obligations on the part of Maker to make monetary payments to Lender, the amount of which is measured by the profit which Lender would have realized if the Company had issued to Lender on the date hereof a warrant to purchase shares of Stock of the Company and Lender had exercised such warrant, in whole or in part, at such time or times as Lender determined, and immediately sold the shares of Stock issued upon such exercise. The monetary payments which Maker is obligated to make hereunder shall be payable, without setoff or counterclaim, in lawful money of the United States of America.

        20. SURVIVAL OF OBLIGATIONS. The liabilities and obligations of Maker hereunder shall survive, and shall not be affected in any way, by repayment of any or all of the Loans or the release of any or all of the Security Instruments securing the Loans.

        21. TIME OF THE ESSENCE. Maker agrees that time is strictly of the essence to this Note.

        22. JOINT AND SEVERAL LIABILITY. All liabilities and obligations under this Note shall be joint and several with respect to the Maker.

        23. WAIVER OF TRIAL BY JURY. MAKER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND MAKER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

        IN WITNESS WHEREOF, Maker has signed and delivered this Note or has caused this Note to be signed and delivered by its duly authorized representative.


                                        MAKER:

                                        ACACIA VILLA, LLC,
                                        a Delaware limited liability company

                                        By:
                                           -------------------------------------
                                           Abdo H. Khoury
                                           Manager

                                        ARV ASSISTED LIVING, INC.

                                        By:
                                           -------------------------------------
                                           Abdo H. Khoury
                                           Senior Vice President

                           LIMITED GUARANTY AGREEMENT

        This Limited Guaranty Agreement ("GUARANTY") is entered into as of June __, 1999, by the undersigned (the "KEY PRINCIPAL" whether one or more), for the benefit of BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation, and/or any subsequent holder of the Note (the "LENDER").

                                    RECITALS

        A. Retirement Inns III, LLC (the "BORROWER") has requested that Lender make a loan to Borrower in the amount of $5,172,300.00 (the "LOAN"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "MULTIFAMILY NOTE") and a Note and Agreement from Borrower to Lender dated as of the date of this Guaranty (the "ADDITIONAL NOTE", together with the Multifamily Note, are herein collectively, the "NOTE"). The Multifamily Note will be secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated the same date as the Note (the "SECURITY INSTRUMENT"), encumbering the real property described in the Security Instrument (the "PROPERTY").

        B. Key Principal has an economic interest in Borrower or will otherwise obtain a material financial benefit from the Loan.

        C. As a condition to making the Loan to Borrower, Lender requires that the Key Principal execute this Guaranty.

        NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Key Principal agrees as follows:

        1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

        2. Key Principal hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all amounts and/or obligations of Borrower under (i) Paragraph 9 of the Multifamily Note for which Borrower is personally liable;
(ii) Exhibit B3 of the Security Instrument; (iii) the Agreement to Amend or Comply, dated of even date herewith, by and between Lender and Borrower (the "AGREEMENT TO AMEND OR COMPLY"); (iv) the Additional Note; and (v) that certain letter agreement, dated of even date herewith, by and between Lender and Borrower relating to the last right of first refusal for refinancing (the "LETTER AGREEMENT").

        3. The obligations of Key Principal under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument.

        4. Key Principal's obligations under this Guaranty constitute an unconditional guaranty of payment and not merely a guaranty of collection. If Key Principal (or any Key Principal, if more than one) is a married person, Key Principal (or each such married Key Principal, if more than one) agrees that Lender may look to all of Key Principal's community property and separate property to satisfy Key Principal's obligations under this Guaranty.

        5. The obligations of Key Principal under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives any and all benefits and defenses under California Civil Code SECTION 2810 and agrees that by doing so Key Principal shall be liable even if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable. Key Principal hereby waives any and all benefits and defenses under California Civil Code SECTION 2809 and agrees that by doing so Key Principal's liability may be larger in amount and more burdensome than that of Borrower. Key Principal hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Key Principal's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Key Principal hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Key Principal under this Guaranty, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Key Principal also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "OTHER GUARANTOR"), (b) if Borrower or any guarantor is a partnership, proceed against any general partner of Borrower or the guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

        6. Key Principal understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Key Principal's right of subrogation against Borrower and that Key Principal may therefore incur a partially or totally nonreimbursable liability under this Guaranty. Nevertheless, Key Principal hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Key Principal that the obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances. Key Principal expressly waives any defense (which defense, if Key Principal had not given this waiver, Key Principal might otherwise have) to a judgment against Key Principal by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Key Principal hereby expressly waives any and all benefits under (i) California Code of Civil Procedure SECTION 580A (which Section, if Key Principal had not given this waiver, would otherwise limit Key Principal's liability after a nonjudicial foreclosure sale to the difference between the obligations of Key Principal under this Guaranty and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure SECTIONS 580B and 580D (which Sections, if Key Principal had not given this waiver, would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure SECTION 726 (which Section, if Key Principal had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, Key Principal shall remain bound under this Guaranty.

        7. In accordance with SECTION 2856 of the California Civil Code, Key Principal also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Indebtedness) destroys or otherwise impairs the subrogation rights of Key Principal or the right of Key Principal (after payment of the obligations guaranteed by Key Principal under this Guaranty) to proceed against Borrower for reimbursement, or both, by operation of SECTION 580D of the Code of Civil Procedure or otherwise.

        8. In accordance with SECTION 2856 of the California Civil Code, Key Principal waives any and all other rights and defenses available to Key Principal by reason of SECTIONS 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses Key Principal may have by reason of protection afforded to Borrower with respect to any of the obligations of Key Principal under this Guaranty pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's Indebtedness, including SECTIONS 580A, 580B, 580D, and 726 of the California Code of Civil Procedure.

        9. In accordance with SECTION 2856 of the California Civil Code, Key Principal agrees to withhold the exercise of any and all subrogation and reimbursement rights against Borrower or Sole Member of Borrower, and against any collateral or security for the Indebtedness, including any such rights pursuant to SECTIONS 2847 and 2848 of the California Civil Code, until the Indebtedness has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.

        10. At any time or from time to time and any number of times, without notice to Key Principal and without affecting the liability of Key Principal, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

        11. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its discretion, may (a) bring suit against Key Principal, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Key Principal, or any Other Guarantor, for such consideration as Lender may deem proper; (c) release any Other Guarantor, from liability; and (d) otherwise deal with Key Principal and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Key Principal any amount guaranteed by Key Principal under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Key Principal with respect to any Other Guarantor.

        12. Any indebtedness of Borrower held by Key Principal now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Key Principal, as trustee for Lender, but without reducing or affecting in any manner the liability of Key Principal under the other provisions of this Guaranty.

        13. Key Principal shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Key Principal under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

        14. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Key Principal under this Guaranty. It is the intention of Lender and Key Principal that Key Principal's obligations under this Guaranty shall not be discharged except by Key Principal's performance of such obligations and then only to the extent of such performance.

        15. Key Principal shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require which may include, by way of example and not limitation, annual audited financial statements.

        16. Lender may assign its rights under this Guaranty in whole or in part and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties.

        17. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Key Principal acknowledges that it has received a copy of the Note, the Agreement to Amend or Comply, the Letter Agreement and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

        18. Key Principal agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Key Principal's principal place of business is located (the "PROPERTY JURISDICTION"). The state and federal courts and authorities with jurisdiction where the Key Principal's principal place of business shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty. Key Principal irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

        19. Key Principal (or each Key Principal, if more than one) agrees to notify Lender (in the manner for giving notices provided in Section 31 of the Security Instrument) of any change in Key Principal's address within 10 Business Days after such change of address occurs.

        20. Key Principal will cause its chief financial officer and certain other informed financial executives designated by Key Principal to meet with representatives of Lender on a quarterly basis at mutually and reasonably convenient times and places to discuss Key Principal progress in meeting its corporate budget and business plan.

        21. Key Principal will promptly notify Lender in writing if at any time the liquidity of Key Principal, consisting of Key Principal's cash and cash equivalents, falls below $5,000,000 (on a consolidated basis).

        22. Key Principal shall maintain at all times a system of accounting established and administered in accordance with sound business practices, and delivered, or cause to be delivered to Lender (a) as soon as available, but in no event more than forty-five (45) days after the end of each calendar quarter of each fiscal year of Key Principal, quarterly financial statements, in form and content reasonably satisfactory to Lender; (b) as soon as available, but in no event more than ninety (90) days after the close of each fiscal year of Key Principal, audited financial statements certified by an independent accounting firm acceptable to Lender; (c) within thirty (30) days after the date of filing, all federal tax returns of Key Principal, together with all schedules and attachments, certified as true, correct and complete by an authorized officer of Key Principal; and (d) promptly upon request of Lender, such other information, reports or documents respecting the business, properties, operation or financial condition of Key Principal as Lender may, at any time and from time to time, reasonably request.

        23. Key Principal will not provide or obtain, or permit Borrower to obtain, permanent financing to replace the Loan at or prior to the maturity thereof without first providing Lender the opportunity to exercise its last right of refusal to provide such financing, as provided in the Letter Agreement.

        24. KEY PRINCIPAL AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

        IN WITNESS WHEREOF, Key Principal has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.

                                        KEY PRINCIPAL

                                        ARV ASSISTED LIVING, INC.

                                        By:
                                           -------------------------------------
                                        Name: Abdo H. Khoury
                                        Title:    Senior Vice President

                                                                      SCHEDULE I

This schedule sets forth the material details in which the following loan agreements (which are identified by reference to the common name of the subject property) differ from the Loan Agreement dated June 28, 1999 between Banc One Capital Funding Corporation and Retirement Inns III, LLC, filed as Exhibit 10.1 to this report ( the "Master Agreement"). The note was signed on June 28, 1999 by Retirement Inns III, LLC as the borrower under federal identification number 33-0842525.

Property-Common Name    Amount of Loan     Monthly Payment     State of Jurisdiction     Miscellaneous
Villa Las Posas          8,209,900.00         69,742.00        Camarillo, California          (1)

None of these documents include Exhibit B1 to the Master Agreement. The applicable law under each of these documents is California law.

----------
(1) Pursuant to instruction number 2 of Item 601 of Regulation S-K, these documents have not been filed as an exhibit.